SECURITIES & EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549


                                FORM 8-K


                             CURRENT REPORT


                Pursuant to Section 13 or 15 (d) of the
                     Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): May 9, 2002


                         CENTRAL COAST BANCORP
         -----------------------------------------------------
         (Exact name of registrant as specified in its charter)



STATE OF CALIFORNIA                      0-25418                   77-0367061
-------------------                    ----------             ----------------
(State or other jurisdiction)       (Commission file          (I.R.S. Employer
of incorporation or organization)         number)            Identification No.)



301 Main Street, Salinas, California                             93901
--------------------------------------                         --------
(Address of Principal Executive Offices)                      (Zip Code)

Registrants telephone number including area code:          (831) 422-6642
                                                       --------------------

                             Not Applicable
     -------------------------------------------------------------
     (Former name or former address, if changed since last report).



Page 1 of 5

The Exhibit Index is on Page 4





Item 5.  Other Events.

      On May 9, 2002, the Central Coast Bancorp announced the promotion of John McCarthy to President of Central Coast Bancorp, following his recent promotion to President of Community Bank of Central California.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)   FINANCIAL STATEMENTS.

           Not Applicable.
(b)   PRO FORMA FINANCIAL INFORMATION.

           Not Applicable.
(c)   EXHIBITS.

           (99.1)    Press Release dated May 9, 2002

































                               SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  CENTRAL COAST BANCORP
Date:  May 13, 2002                            By: /s/ ROBERT M.STANBERRY
                                                  -----------------------
                                                  Robert M. Stanberry, CFO




































                             EXHIBIT INDEX

                                                             Sequential
Exhibit No.               Description                          Page No.
-----------               -----------                          --------

99.1                 Press Release dated May 9, 2002                 5